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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 26, 2000 relating to the financial statements and financial statement schedule, which appears in Symphonix Devices, Inc.'s Annual Report on Form 10-K/A Amendment No. 3 for the year ended December 31, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                     /s/ PricewaterhouseCoopers LLP

San Jose, California

November 29, 2001